Exhibit 99.2

United Casualty and Surety
Insurance Company
Unaudited Financial Statements for the Nine
Months Ended September 30, 2016 and Year
Ended December 31, 2015

UNITED CASUALTY AND SURETY INSURANCE COMPANY
TABLE OF CONTENTS

Page

UNAUDITED FINANCIAL STATEMENTS:

Balance Sheets – September 30, 2016 and December 31, 2015	1

Statements of Income – Three and Nine Months Ended September 30, 2016 and 2015	2

Statements of Cash Flows – Nine Months Ended September 30, 2016 and 2015	3

Notes to Unaudited Financial Statements	4-6

UNITED CASUALTY AND SURETY INSURANCE COMPANY

BALANCE SHEETS
(UNAUDITED)

	September 30,	December 31,
ASSETS	2016	2015

CURRENT ASSETS:
Cash and cash equivalents	$1,678,554	$884,609
Investments, short-term	1,394,842	1,766,686
Receivables:
Premiums	590,212	230,312
Anticipated salvage and subrogation	84,668	29,675
Total receivables	674,880	259,987
Prepaid reinsurance premiums	99,153	97,545
Deferred policy acquisition costs	335,506	289,812

Total current assets	4,182,935	3,298,639

Other assets	5,529	4,864
Investments, long-term	2,839,725	3,346,861
Funds held as collateral assets	1,682,147	2,145,513
Property and equipment, net	11,905	22,511

TOTAL ASSETS	$8,722,241	$8,818,388

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accrued underwriting expenses	$108,285	$89,817
Dividends payable	-	81,798
Unearned premiums	1,343,739	1,174,208
Accrued losses and loss adjustment expenses	22,000	22,000
Federal income taxes payable	60,000	-
Funds held as collateral	1,682,147	2,145,513

Total current liabilities	3,216,171	3,513,336

LONG-TERM LIABILITIES:
Deferred tax liability	155,000	155,000

TOTAL LIABILITIES	3,371,171	3,668,336

STOCKHOLDERS' EQUITY:
Common stock, $75 par value – 20,000 shares authorized, 14,484 shares
issued and outstanding at September 30, 2016 and December 31, 2015	1,086,300	1,086,300
Additional paid-in capital	1,459,445	1,459,445
Retained earnings	2,805,325	2,604,307

Total Stockholders' Equity	5,351,070	5,150,052

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$8,722,241	$8,818,388

See accompanying notes to the unaudited financial statements.

UNITED CASUALTY AND SURETY INSURANCE COMPANY

STATEMENTS OF INCOME
(UNAUDITED)

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015

OPERATING REVENUES:

Premiums earned	$559,254	$663,521	$1,690,180	$1,949,418
Salvage and subrogation	26,422	10,024	55,593	14,404
Net investment income	24,863	22,401	73,868	70,280

Total Operating Revenues	610,539	695,946	1,819,641	2,034,102

OPERATING EXPENSES:

Underwriting, acquisition and insurance expenses	466,978	494,294	1,358,578	1,407,610
Losses and loss adjustment expenses	26,422	8,031	54,993	12,411
Other (income) expense	-	(1,601)	(2,054)	(4,890)
Depreciation and amortization expense	3,535	3,535	10,606	10,606

Total Operating Expenses	496,935	504,259	1,422,123	1,425,737

INCOME BEFORE FEDERAL INCOME TAXES	113,604	191,687	397,518	608,365

FEDERAL INCOME TAXES	30,000	30,000	96,500	122,500

NET INCOME	$83,604	$161,687	$301,018	$485,865

See accompanying notes to the unaudited financial statements.

UNITED CASUALTY AND SURETY INSURANCE COMPANY

STATEMENTS OF CASH FLOWS
(UNAUDITED)

	For the Nine Months Ended
	September 30,
	2016	2015
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$301,018	$485,865
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	10,606	10,606
Amortization of bond premiums	3,763	2,025
Change in carrying value of certificates of deposit	(32,889)	(30,094)
Changes in operating assets and liabilities:
Increase in receivables	(414,893)	(224,864)
Increase in prepaid reinsurance premiums	(1,608)	(28,652)
Increase in other assets	(665)	-
Increase in deferred acquisition costs	(45,694)	(120,452)
Increase in accrued underwriting expenses	18,468	59,354
Increase in unearned premiums	169,531	372,043
Increase in federal income taxes payable	60,000	97,500

Net cash provided by operating activities	67,637	623,331

INVESTING ACTIVITIES:
Proceeds from the sale of investments	1,008,106	497,130
Investment purchases	(100,000)	(490,000)

Net cash provided by investing activities	908,106	7,130

CASH FLOWS FROM FINANCING ACTIVITIES:
Dividends paid to stockholders	(181,798)	(207,539)

Net cash used in financing activities	(181,798)	(207,539)

INCREASE IN CASH AND CASH EQUIVALENTS	793,945	422,922

CASH AND CASH EQUIVALENTS:
Beginning of period	884,609	848,047

End of period	$1,678,554	$1,270,969

SUPPLEMENTAL DISCLOSURES:
Interest paid	$-	$-
Income taxes paid	$36,500	$25,000

See accompanying notes to the unaudited financial statements.

UNITED CASUALTY AND SURETY INSURANCE COMPANY
NOTES TO UNAUDITED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2016 AND YEAR ENDED DECEMBER 31, 2015
1.	ORGANIZATION AND BACKGROUND
The accompanying unaudited interim financial statements have been prepared in connection with United Casualty and Surety Insurance Company's sale of all outstanding common stock to General Indemnity Group, LLC ("GIG"), a wholly-owned subsidiary of Boston Omaha Corporation, and to comply with the rules and regulations of the Securities and Exchange Commission ("SEC") for inclusion by Boston Omaha Corporation in its current report on Form 8-K/A.
United Casualty and Surety Insurance Company ("UCSIC" or the "Company"), originally a Georgia corporation, redomesticated to the Commonwealth of Massachusetts in June 1993. The Company is licensed and authorized to issue Fidelity and Surety bonds in Massachusetts, New York, Connecticut, New Hampshire, Rhode Island, Maine, Pennsylvania, New Jersey, and Florida. The Company also holds a certificate of authority from the United States Department of the Treasury to act as a Surety and Reinsurer on Federal Bonds.
The accompanying unaudited interim financial statements of United Casualty and Surety Insurance Company have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules of the Securities and Exchange Commission, and should be read in conjunction with the Company's audited financial statements and notes thereto for the year ended December 31, 2015 included elsewhere in this Form 8-K/A.  In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of financial position and the results of operations for the interim periods presented have been reflected herein.  The results of operations for the interim periods are not necessarily indicative of the results to be expected for the full year.  Notes to the interim financial statements which would substantially duplicate the disclosures contained in the audited financial statements for the year ended December 31, 2015 included elsewhere in this Form 8-K/A have been omitted.

2.     INVESTMENTS
        The carrying value and estimated fair value of investments are as follows:
	September 30, 2016
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Loss	Estimated Fair Value

U.S. Treasury securities	$810,857	$44	$-	$810,901
Certificates of deposit, less than 12 months*	1,394,842	-	-	767,132
Certificates of deposit, greater than 12 months*	2,028,868	-	-	971,491

Total investments, held-to-maturity	4,234,567	$44	$-	$2,549,524
Amount reported as investments, short-term	1,394,842

Investments, long-term	$2,839,725
* Certificates of deposit are stated at carrying value which estimates fair value.

2.     INVESTMENTS (CONTINUED)
	December 31, 2015
	Amortized Cost/ Carrying Value	Gross Unrealized Gains	Gross Unrealized Loss	Estimated Fair Value

U.S. Treasury securities	$814,620	$6,295	$-	$820,915
Certificates of deposit, less than 12 months*	1,766,686	-	-	1,761,240
Certificates of deposit, greater than 12 months*	2,532,241	-	-	2,532,241

Total investments, held-to-maturity	5,113,547	$6,295	$-	$5,114,396
Amount reported as investments, short-term	1,766,686

Investments, long-term	$3,346,861
* Certificates of deposit are stated at carrying value which estimates fair value.
3.	DEFERRED POLICY ACQUISITION COSTS
The following table presents the amounts of policy acquisition costs deferred and amortized as of:
	September 30,	December 31,
	2016	2015

Deferred policy acquisition costs, beginning of period	$289,812	$261,976
Policy acquisition costs deferred	467,701	665,884
Policy acquisition costs expensed	(422,007)	(638,048)

Deferred policy acquisition costs, end of period	$335,506	$289,812
The following table presents the components of underwriting, acquisition and insurance expenses:
	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,
	2016	2015	2016	2015

Policy acquisition costs expensed	$145,884	$184,655	$422,007	$511,913
Payroll and payroll taxes	187,561	187,619	572,003	595,456
Other operating expenses	133,533	122,020	364,568	300,241
Underwriting, acquisition and insurance expenses	$466,978	$494,294	$1,358,578	$1,407,610

4.	PROPERTY AND EQUIPMENT
The following table presents the components of property and equipment as of:
	September 30,	December 31,
	2016	2015

Equipment	$80,667	$80,667
Furniture and fixtures	40,266	40,266
Leasehold improvements	24,265	24,265
	145,198	145,198

Accumulated depreciation and amortization	(133,293)	(122,687)

Property and equipment, net	$11,905	$22,511
5.	STATUTORY FINANCIAL INFORMATION
Insurance companies are required to file financial statements with state insurance regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis).  Net earnings and capital and surplus on a statutory basis were as follows:
Statutory Net Earnings		Statutory Capital and Surplus
September 30,	September 30,	September 30,	December 31,
2016	2015	2016	2015

$265,935	$376,019	$5,064,193	$4,901,365
For the nine months ended September 30, 2016 and 2015, statutory net earnings differ from net earnings on a GAAP basis primarily due to the treatment of deferred acquisition costs, the basis of difference in property and equipment, and changes in non-admitted assets.
6.	SUBSEQUENT EVENTS
On December 5, 2016 the Massachusetts Department of Insurance approved the purchase of all outstanding common stock of United Casualty Surety Insurance Company by General Indemnity Group, LLC ("GIG"), a subsidiary of Boston Omaha Corporation (OTC: BOMN).  Subsequently, on December 7, 2016, the acquisition was completed and under the terms of the stock purchase agreement, GIG paid the Company's shareholders $13,000,000.
On December 27, 2016 the Company amended its articles whereby the par value of the common stock was increased to $130 per common share from $75 per common share.  This amendment results in a reclassification of additional paid in capital to the common stock account, however does not impact the reported total of stockholders' equity.

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